SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Enhanced Commodity Strategy Fund DWS RREEF Global Infrastructure Fund

The following information replaces similar disclosure in the second paragraph in the “UNDERSTANDING DISTRIBUTIONS AND TAXES” section of each fund’s prospectus:

The fund intends to pay dividends and distributions of investment income to its shareholders quarterly in March, June, September and December. The fund intends to pay distributions from realized capital gains annually, usually in December. The fund may make distributions at other times as needed.

Please Retain This Supplement for Future Reference

March 7, 2012 PROSTKR-147